Exhibit 10.6

IN THE CIRCUIT COURT FOR KNOX COUNTY, TENNESSEE

GLENN KLEBA, derivatively on behalf of nominal defendant PROVECTUS PHARMACEUTICALS, INC.,
Civil Action No. 3-1-13
Plaintiff,

v.	JURY TRIAL DEMANDED

H. CRAIG DEES, TIMOTHY C. SCOTT, ERIC A. WACHTER, STUART FUCHS, KELLY M. MCMASTERS, ALFRED E. SMITH, IV, and PETER R. CULPEPPER,

Defendants,

and

PROVECTUS PHARMACEUTICALS, INC.

Nominal Defendant.

NOTICE OF FILING

The Defendants, H. Craig Dees, Timothy C. Scott, Eric A. Wachter and Peter R. Culpepper, (“Officer Defendants”) who are currently serving officers of Nominal Defendant, Provectus Biopharmaceuticals, Inc. f/k/a Provectus Pharmaceuticals, Inc. give notice, pursuant to the deadlines established in the pleadings served by the Special Litigation Committee on May 7 and May 8, 2014, of the filing of settlement agreements signed by the Officer Defendants.

Respectfully submitted,

/s/ John S. Hicks

John S. Hicks (BPR #010478)

Baker Donelson Bearman Caldwell & Berkowitz, PC

Baker Donelson Center

211 Commerce Street, Suite 800

Nashville, Tennessee 37201

(615) 726-7337

(615) 744-7337 fax

Attorneys for Nominal Defendant Provectus Pharmaceuticals, Inc. and Specially Appearing for Individual Defendants

CERTIFICATE OF SERVICE

I hereby certify that a copy of the foregoing pleading has been furnished to the parties listed below via electronic mail and first class U.S. Mail, postage prepaid, on this the 12th day of May, 2014:

Al Holifield

HOLIFIELD & ASSOCIATES, P.L.L.C.

8351 E. Walker Springs Lane, Suite 303

Knoxville, Tennessee 37923

Eduard Korinsky, Esq.

Steven J. Purcell, Esq.

30 Broad Street, 24th Floor

New York, New York 10004

Robert J. Walker, Esq.

Charles I. Malone, Esq.

John C. Hayworth, Esq.

Walker, Tipps & Malone, PLC

2300 One Nashville Place

150 Fourth Avenue North

Nashville, Tennessee 37219

/s/ John S. Hicks

John S. Hicks

2

STIPULATED SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Stipulated Settlement Agreement and Mutual Release (hereinafter “Agreement”) is made and entered into by and between Provectus Biopharmaceuticals, Inc., f/k/a Provectus Pharmaceuticals, Inc. (the “Corporation”) and Peter R. Culpepper (hereinafter “Defendant”), and is consented to and approved by Glenn Kleba and Don B. Dale, derivatively on behalf of the Corporation (the “Plaintiffs”) in Plaintiffs’ shareholder derivative lawsuit. Where appropriate, the Corporation, Defendant, and the Plaintiffs shall collectively be referred to as “the Parties.”

RECITALS

WHEREAS:

A. The Corporation is a Delaware corporation with its principal place of business at 7327 Oak Ridge Highway, Suite A, Knoxville, TN 37931.

B. On or about January 4, 2013, Plaintiff Glenn Kleba, acting by and through counsel, filed a case titled Glenn Kleba, derivatively on behalf of nominal defendant Provectus Pharmaceuticals, Inc., v. H. Craig Dees et al., Civil Action No. 03-1-13, in the Circuit Court for Knox County, Tennessee (the “Lawsuit”). Plaintiffs subsequently filed an Amended Complaint in the Lawsuit adding Don B. Dale as a party plaintiff.

C. On or about April 3, 2013, through a Consent Action By Directors of Provectus Pharmaceuticals, Inc. (“Consent Action”), the Corporation formed a Special Litigation Committee (the “SLC”) and charged the SLC, among other things, “to consider, investigate, review, and analyze the facts, allegations, and circumstances that are the subject of the Shareholder Derivative Lawsuit, as well as any additional facts, allegations, and circumstances that may be raised or put at issue in any related inquiry, investigation, or proceeding” and to “consider and determine whether or not the prosecution of any claims described or asserted in the Shareholder Derivative Lawsuit or any other claims related to the facts, allegations, and circumstances of the Shareholder Derivative Lawsuit is in the best interest of the Corporation and its shareholders, and what action the Corporation should take with respect thereto, including a determination of whether the maintenance of a derivative proceeding with respect to any such claims is or is not in the best interests of the Corporation.”

D. After thorough investigation and extensive deliberation, the SLC unanimously concluded that it was in the best interests of the Corporation and its stockholders to settle the Lawsuit on certain terms and conditions. Defendants agreed to compromise and settle the Lawsuit on such terms and conditions, and Plaintiffs approved and consented to the proposed settlement on such terms and conditions.

E. On or about March 6, 2014, the Parties filed with the Court a Joint Notice in the Lawsuit (the “Joint Notice”) providing notice that they had agreed to the terms, subject to additional definitive documentation, of a settlement evidenced by the execution of a Binding Settlement Term Sheet Agreement.

F. The Parties have agreed to settle the Lawsuit on the terms set forth in this Agreement, and in the associated Stock Pledge Agreement attached as Exhibit A and Option Rescission Agreement attached as Exhibit B (collectively, the “Settlement Documents”).

G. As set forth in Section 6 hereof, the settlement set forth herein and in the Settlement Documents is conditioned upon and subject to final approval of the Court in the Lawsuit, which approval shall be sought by joint motion of the Parties.

Settlement and Release Agreement

TERMS

1. No Admission of Liability. The Parties agree and acknowledge that this Agreement is intended as a compromise of matters involving disputed issues, and that nothing in this Agreement nor the negotiations for this Agreement (including all statements or communications related thereto) by the Parties or their attorneys may be considered an admission of liability or wrongdoing.

2. Cash Payments to the Corporation.

(A)	As Related to Prior Cash Bonus Compensation: Defendant agrees and obligates himself to pay to the Corporation TWO MILLION TWO HUNDRED FORTY THOUSAND DOLLARS AND NO/100 ($2,240,000.00) (the “Total Repayment Amount”), except that:

(1)	Subject to the satisfaction in full of the conditions set forth in Section 2(C) below and Section 2(A)(2), Defendant shall be entitled to a two-for-one (2:1) credit on the Total Repayment Amount such that his repayment obligation to the Corporation for the Total Repayment Amount shall instead be ONE MILLION ONE HUNDRED TWENTY THOUSAND DOLLARS AND NO/100 ($1,120,000.00) (the “Reduced Repayment Amount”).

(2)	To be entitled to the Reduced Repayment Amount instead of the Total Repayment Amount, Defendant must

(a)	make all payments of the Reduced Repayment Amount required in this Agreement timely and pursuant to the terms set forth in Section 2(C); and

(b)	remain employed by the Company until December 31, 2018, except that termination of Defendant’s employment prior to such date shall not affect Defendant’s right to the Reduced Repayment Amount if such termination is (i) a termination by the Corporation without “Cause” (or any substantively similar provisions as set forth in Defendant’s then-governing employment agreement with the Corporation); (ii) a resignation by Defendant “For Good Reason” (or any substantively similar provisions as set forth in Defendant’s then-governing employment agreement with the Corporation); or (iii) the result of Defendant’s death or disability.

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(B)	As Related to the Litigation Costs of the Shareholder Derivative Lawsuit:

(1)	Defendant shall also be obligated to pay TWENTY-FIVE PERCENT (25%) of the Litigation Costs incurred as a result of the Lawsuit. “Litigation Costs” shall be defined as (i) all fees and expenses of the SLC, including but not limited to the fees and expenses of the SLC’s counsel, PLUS (ii) the fees and expenses of the Corporation’s counsel, Baker Donelson Bearman Caldwell & Berkowitz, P.C., in connection with and directly related to the Shareholder Derivative Lawsuit, PLUS (iii) the fees and expenses of Plaintiffs, including but not limited to the fees and expenses of Plaintiffs’ counsel, MINUS (iv) any insurance proceeds offsetting or covering the foregoing costs. For the avoidance of doubt, the obligation to repay any portion of Litigation Costs is not entitled to any 2:1 credit.

(2)	No later than within thirty (30) days of the later of (a) Court approval of the settlement and (b) an agreement by the Parties and the other required defendants in the Lawsuit, or a decision of the Court, as to the amount of fees and expenses of Plaintiffs (including attorneys’ fees); the Parties, including the SLC, shall agree on a final Litigation Costs Settlement Statement which shall set forth the total Litigation Costs for purposes of this Agreement.

(C)	Terms of Cash Repayment. The “Cash Repayment Obligations” shall equal (i) the Reduced Repayment Amount (or the Total Repayment Amount if Defendant fails to satisfy the conditions set forth in Section 2(A) and this Section 2(C)) PLUS (ii) the Litigation Costs set forth above in Section 2(B).

(1)	Term / Annual Minimum:

(a)	The Cash Repayment Obligations shall be paid in full by Defendant within five (5) years from the date of this Agreement.

(b)	Defendant shall pay a minimum of $200,000.00 per year to the Corporation towards the Cash Repayment Obligations. Defendant authorizes and agrees that, so long as Defendant is employed by the Corporation, the Corporation shall retain from Defendant’s annual salary the sum of $200,000 per year to be applied toward the Cash Repayment Obligations, which amount shall be withheld from each salary payment on a pro rata basis in accordance with the Corporation’s payroll policies and procedures.

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(2)	Acceleration of Payment: All Cash Repayment Obligations outstanding under this Agreement shall become immediately due and payable by Defendant and shall bear an annual interest rate of ten percent (10%) or the maximum allowed by law, whichever is less, upon the occurrence of any one or more of the following: (a) Defendant materially breaches the terms of this Agreement and does not cure such breach within thirty (30) days after notice from the Company that failure to cure the breach will result in acceleration of all cash repayment obligations; or (b) Defendant’s employment with the Corporation is terminated prior to December 31, 2018 for any reason other than those set forth in Paragraph 2(a)(2)(b).

(3)	Security: Defendant agrees to grant the Corporation a first-priority security interest in ONE MILLION (1,000,000) shares of Corporation’s common stock beneficially owned by Defendant (the “Common Stock”) to serve as collateral for the Cash Repayment Obligations owing and due to Corporation pursuant to the terms and conditions set forth in the Stock Pledge Agreement, the form of which is attached hereto as Exhibit A.

(4)	Prepayment. Defendant shall be entitled to pay in full all Cash Repayment Obligations due and owing pursuant to this Agreement at any time prior to the expiration of the five-year period; provided, however, prepayment of such amounts shall not relieve Defendant of the obligations set forth in Section 2(A)(2) of this Agreement to remain employed by the Corporation until December 31, 2018. For purposes of clarification, even if Defendant has paid all Cash Repayment Obligations due hereunder prior to the expiration of the five-year period, in the event Defendant’s employment with the Corporation is terminated prior to December 31, 2018 for any reason other than those set forth in Paragraph 2(a)(2)(b), Defendant will owe the Corporation the Total Repayment Amount (minus any payments theretofore made by Defendant with regard to the Reduced Repayment Amount or the Total Repayment Amount).

3. Rescission of Certain Stock Options. Defendant agrees that the Corporation shall rescind FIFTY PERCENT (50%) of the Non-Qualified Stock Options granted to Defendant in both 2010 and 2011, pursuant to the Option Rescission Agreement, the form of which is attached hereto as Exhibit B. The Parties agree that the remaining Non-Qualified Stock Options, and all the Incentive Stock Options, granted to Defendant in 2010 and 2011 are valid and enforceable, according to their terms.

4. New or Restated Employment Agreement Between Defendant and the Corporation. Defendant agrees that, to the extent such has not already been completed in 2014, he will within ninety (90) days of the Effective Date of this Agreement enter into a new or restated employment agreement with the Corporation, which employment agreement shall be approved and adopted by the Compensation Committee of the Corporation’s Board of Directors acting with the advice and assistance of the Corporation’s legal counsel.

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5. Representations as to Corporate Governance. Defendant represents, warrants, and covenants as part of this settlement that he – in his individual capacity as an officer, director, and/or shareholder of the Corporation – will (a) take all actions necessary and proper for the Corporation to satisfy the SLC’s recommendations with respect to improvements in the corporate governance of the Corporation (as set forth in Exhibit C to this Agreement, and as approved by Plaintiffs) and (b) will not otherwise take any action contrary to the SLC’s recommendations or contrary to the governance of the Corporation in a manner consistent with his fiduciary duties to the Corporation and its shareholders.

6. Court Approval / Effective Date of Settlement. The settlement, and this Agreement, shall become final and binding upon the Parties only if it is approved by the Court in the Lawsuit. The effective date of the settlement and this Agreement (the “Effective Date”) shall be the date that the Final Approval Order shall be final and not subject to appeal pursuant to the Tennessee Rules of Civil Procedure and other applicable law. In the event the settlement is not approved by the Court, the settlement and this Agreement will be of no force and effect, and shall not be binding on any Party.

7. Plaintiffs’ Fees and Expenses. Within ninety (90) days of Court approval of this settlement or Court award of fees and expenses to Plaintiffs (whichever is later), the Corporation shall pay to Plaintiffs an amount of attorneys fees, expenses and other compensation (i) that has been agreed to by Plaintiffs, Defendants and the SLC; or, alternatively, (ii) that has been ordered by the Court. Pursuant to Section 2(B), such payment shall be part of the Litigation Costs to be borne in part by Defendant.

8. Dismissal of the Lawsuit With Prejudice. Pursuant to the terms of the Final Approval Order and the Joint Motion for Approval, the Lawsuit shall be dismissed with prejudice. The Parties acknowledge and agree that dismissal of the Lawsuit and the terms of this Agreement form good and sufficient consideration, and that none of the Parties is entitled to receive any money or additional consideration from any other party in connection with the Lawsuit other than as expressly provided in this Agreement.

9. Mutual Release. Upon the Effective Date of this Agreement and excluding causes of action that arise out of the breach of this Agreement, the Parties shall be deemed to have forever released and discharged each other and each of their related entities, predecessors, successors, affiliates, attorneys, guarantors, and past and present officers, directors, employees, agents, shareholders, members, and trustees (hereinafter the “Released Parties”) from any and all payments, damages, costs, fees, claims, counterclaims, demands, actions, causes of action, claims of appeal, obligations, penalties and losses, known or unknown, contingent or accrued, now existing or hereafter arising, which relate in any way to the issues alleged, or to compensation related issues that could have been alleged, in the Lawsuit. This release does not and shall not apply to or operate to release any claims arising out of the Parties’ respective obligations in the Settlement Documents.

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10. Reliance on Own Judgment; Authority to Sign. The Parties to this Agreement agree that: (1) no promises or inducements have been made except as set forth herein; (2) they are competent and authorized to execute this Agreement; (3) they execute this Agreement knowingly and voluntarily and accept responsibility therefor; and (4) they have been represented by competent legal counsel of such party’s own choice with regard to this Agreement, or have otherwise had the opportunity to consult with a legal counsel of such party’s own choice, and that all Parties fully understand the same.

11. Binding Effect. This Agreement shall be binding upon and benefit the Parties and their respective heirs, executors, personal representatives, successors and assigns.

12. Counterparts and Execution by Facsimile / Scanned Image. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. Signatures by facsimile or scanned image shall be accepted as originals.

13. Entire Agreement. The Parties hereto acknowledge they have read this Agreement and freely and voluntarily agree to be bound by its terms. The Parties further agree that the Settlement Documents constitute the complete and the exclusive written expression of the terms of the entire settlement between the Parties and supersede all prior or contemporaneous proposals, oral or written, understandings, representations, conditions, warranties, covenants and all other communications between the Parties relating to the subject matter of the Settlement Documents.

14. Governing Law and Forum. This Agreement shall be construed and enforced in accordance with the laws of the State of Tennessee. The Parties hereby consent to the jurisdiction of the Knox County Circuit Court for the resolution of any and all claims or disputes arising out of the subject matter of this Agreement. The Parties irrevocably waive any right to bring or to remove any action arising or in any way connected to this Agreement to federal court.

15. Default by Defendant. In the event of any default by Defendant with respect to any term(s) of this Agreement, the Pledge Agreement, or the Option Rescission Agreement, the Corporation shall be entitled to recover all costs and reasonable attorney fees incurred in the enforcement of the Corporation’s rights in such agreements.

16. Amendments. This Agreement may only be amended by a writing signed by the Defendant and the Corporation, and written notice of such amendment shall be provided to Plaintiffs’ counsel of record in the Lawsuit and the SLC’s counsel of record.

17. Severability. In the event any provision of this Agreement shall be found to be unenforceable or invalid, such provision shall be severed from this Agreement and the balance of the Agreement shall remain fully valid and enforceable.

18. Construction. Each of the Parties to this Agreement represents that it has legal counsel representing it with respect to this Agreement. The Parties acknowledge and agree that each party has participated in the drafting of this Agreement and that the normal rules of construction to the effect that any ambiguities are to be resolved against the drafting party shall

Settlement and Release Agreement	Page 6

not apply to the interpretation of this Agreement. No inference in favor of, or against, any party shall be drawn by the fact that one party has drafted any portion hereof. The Parties also represent that they have had full opportunity to review the terms of this Agreement and have willingly consented to the terms set forth herein.

19. Waiver. Failure by either party to enforce any of its rights hereunder on any particular occasion shall not constitute a waiver of such rights on any subsequent occasion.

20. Actions Necessary to Complete Transaction. Each of the Parties hereby agrees to execute and deliver all such other documents or instruments and take any action as may be reasonably required in order to effectuate the transactions contemplated by this Agreement.

21. Tax Matters. Each of the Parties represents and declares that it has either received or has been afforded the opportunity to obtain its own professional tax advice. Each of the Parties shall be responsible for its own reporting to the tax authorities and shall be responsible for its own taxes that may arise as a result of this Agreement.

22. Notices. All notices, requests, demands or other communications required or permitted hereunder shall be given in writing and personally delivered or sent by certified or registered mail, return receipt requested, postage prepaid, or by a nationally recognized overnight courier service (e.g., Federal Express, UPS, etc.), to the Parties’ address set forth below:

If to Defendant:

Peter R. Culpepper

Provectus Biopharmaceuticals, Inc.

7327 Oak Ridge Hwy

Knoxville, TN 37931

Telephone: (866) 594-5999

With a copy to:

David W. Bernstein

K&L Gates LLP

599 Lexington Avenue

New York, NY 10022

Telephone: (212) 536-4029

If to the Corporation:

Provectus Biopharmaceuticals, Inc.

Attn: Board of Directors

7327 Oak Ridge Hwy

Knoxville, TN 37931

Telephone: (866) 594-5999

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With a copy to:

Tonya Mitchem Grindon

Baker, Donelson, Bearman, Caldwell & Berkowitz, PC

211 Commerce Street, Suite 800

Nashville, TN 37201

Telephone: (615) 726-5607

If notice required pursuant to Section 16 regarding amendments to this Agreement, with copies to:

Plaintiffs’ Counsel of Record:

Al Holifield, Esq.

Holifield & Associates, PLLC

11907 Kingston Pike, Suite 201

Knoxville, TN 37934

Telephone: (865) 566-0115

Eduard Korsinsky, Esq.

Steven J. Purcell, Esq.

Levi & Korsinsky

30 Broad Street, 24th Floor

New York, NY 10004

Telephone: (212) 363-7500

The SLC’s Counsel of Record:

Robert J. Walker

John C. Hayworth

Charles Malone

Walker, Tipps & Malone PLC

2300 One Nashville Place

150 Fourth Avenue North

Nashville, TN 37219

Telephone: (615) 313-6000

Notice solely by e-mail shall not be acceptable although a courtesy copy by e-mail is highly recommended.

23. Continuing Obligations. All obligations of the Parties under this Agreement which are not fully performed as of the expiration or earlier termination of this Agreement shall survive the expiration or earlier termination of the underlying agreement.

24. Section Headings. Headings are used for convenience only and are not intended and shall not be used in interpreting any provisions of this Agreement.

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year set forth below.

PROVECTUS BIOPHARMACEUTICALS, INC., f/k/a PROVECTUS PHARMACEUTICALS, INC.

By:	/s/ Jan E. Koe

Name:	Jan E. Koe
Its:	Chairman, Special Litigation Committee

Dated:	June 6, 2014

PETER R. CULPEPPER

/s/ Peter R. Culpepper

Peter R. Culpepper
Dated:

APPROVED AND CONSENTED TO:

PLAINTIFFS GLENN KLEBA AND DON B. DALE, DERIVATIVELY ON BEHALF OF PROVECTUS BIOPHARMACEUTICALS, INC.

/s/ Al Holifield

By:	Steven Purcell and Al Holifield, Counsel to Plaintiffs
Dated:	13 May 2014

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Exhibit A

STOCK PLEDGE AGREEMENT

Settlement and Release Agreement

STIPULATED SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Stipulated Settlement Agreement and Mutual Release (hereinafter “Agreement”) is made and entered into by and between Provectus Biopharmaceuticals, Inc., f/k/a Provectus Pharmaceuticals, Inc. (the “Corporation”) and Timothy C. Scott (hereinafter “Defendant”), and is consented to and approved by Glenn Kleba and Don B. Dale, derivatively on behalf of the Corporation (the “Plaintiffs”) in Plaintiffs’ shareholder derivative lawsuit. Where appropriate, the Corporation, Defendant, and the Plaintiffs shall collectively be referred to as “the Parties.”

RECITALS

WHEREAS:

A. The Corporation is a Delaware corporation with its principal place of business at 7327 Oak Ridge Highway, Suite A, Knoxville, TN 37931.

B. On or about January 4, 2013, Plaintiff Glenn Kleba, acting by and through counsel, filed a case titled Glenn Kleba, derivatively on behalf of nominal defendant Provectus Pharmaceuticals, Inc., v. H. Craig Dees et al., Civil Action No. 03-1-13, in the Circuit Court for Knox County, Tennessee (the “Lawsuit”). Plaintiffs subsequently filed an Amended Complaint in the Lawsuit adding Don B. Dale as a party plaintiff.

C. On or about April 3, 2013, through a Consent Action By Directors of Provectus Pharmaceuticals, Inc. (“Consent Action”), the Corporation formed a Special Litigation Committee (the “SLC”) and charged the SLC, among other things, “to consider, investigate, review, and analyze the facts, allegations, and circumstances that are the subject of the Shareholder Derivative Lawsuit, as well as any additional facts, allegations, and circumstances that may be raised or put at issue in any related inquiry, investigation, or proceeding” and to “consider and determine whether or not the prosecution of any claims described or asserted in the Shareholder Derivative Lawsuit or any other claims related to the facts, allegations, and circumstances of the Shareholder Derivative Lawsuit is in the best interest of the Corporation and its shareholders, and what action the Corporation should take with respect thereto, including a determination of whether the maintenance of a derivative proceeding with respect to any such claims is or is not in the best interests of the Corporation.”

D. After thorough investigation and extensive deliberation, the SLC unanimously concluded that it was in the best interests of the Corporation and its stockholders to settle the Lawsuit on certain terms and conditions. Defendants agreed to compromise and settle the Lawsuit on such terms and conditions, and Plaintiffs approved and consented to the proposed settlement on such terms and conditions.

E. On or about March 6, 2014, the Parties filed with the Court a Joint Notice in the Lawsuit (the “Joint Notice”) providing notice that they had agreed to the terms, subject to additional definitive documentation, of a settlement evidenced by the execution of a Binding Settlement Term Sheet Agreement.

F. The Parties have agreed to settle the Lawsuit on the terms set forth in this Agreement, and in the associated Stock Pledge Agreement attached as Exhibit A and Option Rescission Agreement attached as Exhibit B (collectively, the “Settlement Documents”).

G. As set forth in Section 6 hereof, the settlement set forth herein and in the Settlement Documents is conditioned upon and subject to final approval of the Court in the Lawsuit, which approval shall be sought by joint motion of the Parties.

Settlement and Release Agreement

TERMS

1. No Admission of Liability. The Parties agree and acknowledge that this Agreement is intended as a compromise of matters involving disputed issues, and that nothing in this Agreement nor the negotiations for this Agreement (including all statements or communications related thereto) by the Parties or their attorneys may be considered an admission of liability or wrongdoing.

2. Cash Payments to the Corporation.

(A)	As Related to Prior Cash Bonus Compensation: Defendant agrees and obligates himself to pay to the Corporation TWO MILLION TWO HUNDRED FORTY THOUSAND DOLLARS AND NO/100 ($2,240,000.00) (the “Total Repayment Amount”), except that:

(1)	Subject to the satisfaction in full of the conditions set forth in Section 2(C) below and Section 2(A)(2), Defendant shall be entitled to a two-for-one (2:1) credit on the Total Repayment Amount such that his repayment obligation to the Corporation for the Total Repayment Amount shall instead be ONE MILLION ONE HUNDRED TWENTY THOUSAND DOLLARS AND NO/100 ($1,120,000.00) (the “Reduced Repayment Amount”).

(2)	To be entitled to the Reduced Repayment Amount instead of the Total Repayment Amount, Defendant must

(a)	make all payments of the Reduced Repayment Amount required in this Agreement timely and pursuant to the terms set forth in Section 2(C); and

(b)	remain employed by the Company until December 31, 2018, except that termination of Defendant’s employment prior to such date shall not affect Defendant’s right to the Reduced Repayment Amount if such termination is (i) a termination by the Corporation without “Cause” (or any substantively similar provisions as set forth in Defendant’s then-governing employment agreement with the Corporation); (ii) a resignation by Defendant “For Good Reason” (or any substantively similar provisions as set forth in Defendant’s then-governing employment agreement with the Corporation); or (iii) the result of Defendant’s death or disability.

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(B)	As Related to the Litigation Costs of the Shareholder Derivative Lawsuit:

(1)	Defendant shall also be obligated to pay TWENTY-FIVE PERCENT (25%) of the Litigation Costs incurred as a result of the Lawsuit. “Litigation Costs” shall be defined as (i) all fees and expenses of the SLC, including but not limited to the fees and expenses of the SLC’s counsel, PLUS (ii) the fees and expenses of the Corporation’s counsel, Baker Donelson Bearman Caldwell & Berkowitz, P.C., in connection with and directly related to the Shareholder Derivative Lawsuit, PLUS (iii) the fees and expenses of Plaintiffs, including but not limited to the fees and expenses of Plaintiffs’ counsel, MINUS (iv) any insurance proceeds offsetting or covering the foregoing costs. For the avoidance of doubt, the obligation to repay any portion of Litigation Costs is not entitled to any 2:1 credit.

(2)	No later than within thirty (30) days of the later of (a) Court approval of the settlement and (b) an agreement by the Parties and the other required defendants in the Lawsuit, or a decision of the Court, as to the amount of fees and expenses of Plaintiffs (including attorneys’ fees); the Parties, including the SLC, shall agree on a final Litigation Costs Settlement Statement which shall set forth the total Litigation Costs for purposes of this Agreement.

(C)	Terms of Cash Repayment. The “Cash Repayment Obligations” shall equal (i) the Reduced Repayment Amount (or the Total Repayment Amount if Defendant fails to satisfy the conditions set forth in Section 2(A) and this Section 2(C)) PLUS (ii) the Litigation Costs set forth above in Section 2(B).

(1)	Term / Annual Minimum:

(a)	The Cash Repayment Obligations shall be paid in full by Defendant within five (5) years from the date of this Agreement.

(b)	Defendant shall pay a minimum of $200,000.00 per year to the Corporation towards the Cash Repayment Obligations. Defendant authorizes and agrees that, so long as Defendant is employed by the Corporation, the Corporation shall retain from Defendant’s annual salary the sum of $200,000 per year to be applied toward the Cash Repayment Obligations, which amount shall be withheld from each salary payment on a pro rata basis in accordance with the Corporation’s payroll policies and procedures.

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(2)	Acceleration of Payment: All Cash Repayment Obligations outstanding under this Agreement shall become immediately due and payable by Defendant and shall bear an annual interest rate of ten percent (10%) or the maximum allowed by law, whichever is less, upon the occurrence of any one or more of the following: (a) Defendant materially breaches the terms of this Agreement and does not cure such breach within thirty (30) days after notice from the Company that failure to cure the breach will result in acceleration of all cash repayment obligations; or (b) Defendant’s employment with the Corporation is terminated prior to December 31, 2018 for any reason other than those set forth in Paragraph 2(a)(2)(b).

(3)	Security: Defendant agrees to grant the Corporation a first-priority security interest in ONE MILLION (1,000,000) shares of Corporation’s common stock beneficially owned by Defendant (the “Common Stock”) to serve as collateral for the Cash Repayment Obligations owing and due to Corporation pursuant to the terms and conditions set forth in the Stock Pledge Agreement, the form of which is attached hereto as Exhibit A.

(4)	Prepayment. Defendant shall be entitled to pay in full all Cash Repayment Obligations due and owing pursuant to this Agreement at any time prior to the expiration of the five-year period; provided, however, prepayment of such amounts shall not relieve Defendant of the obligations set forth in Section 2(A)(2) of this Agreement to remain employed by the Corporation until December 31, 2018. For purposes of clarification, even if Defendant has paid all Cash Repayment Obligations due hereunder prior to the expiration of the five-year period, in the event Defendant’s employment with the Corporation is terminated prior to December 31, 2018 for any reason other than those set forth in Paragraph 2(a)(2)(b), Defendant will owe the Corporation the Total Repayment Amount (minus any payments theretofore made by Defendant with regard to the Reduced Repayment Amount or the Total Repayment Amount).

3. Rescission of Certain Stock Options. Defendant agrees that the Corporation shall rescind FIFTY PERCENT (50%) of the Non-Qualified Stock Options granted to Defendant in both 2010 and 2011, pursuant to the Option Rescission Agreement, the form of which is attached hereto as Exhibit B. The Parties agree that the remaining Non-Qualified Stock Options, and all the Incentive Stock Options, granted to Defendant in 2010 and 2011 are valid and enforceable, according to their terms.

4. New or Restated Employment Agreement Between Defendant and the Corporation. Defendant agrees that, to the extent such has not already been completed in 2014, he will within ninety (90) days of the Effective Date of this Agreement enter into a new or restated employment agreement with the Corporation, which employment agreement be approved and adopted by the Compensation Committee of the Corporation’s Board of Directors acting with the advice and assistance of the Corporation’s legal counsel.

Settlement and Release Agreement	Page 4

5. Representations as to Corporate Governance. Defendant represents, warrants, and covenants as part of this settlement that he – in his individual capacity as an officer, director, and/or shareholder of the Corporation – will (a) take all actions necessary and proper for the Corporation to satisfy the SLC’s recommendations with respect to improvements in the corporate governance of the Corporation (as set forth in Exhibit C to this Agreement, and as approved by Plaintiffs) and (b) will not otherwise take any action contrary to the SLC’s recommendations or contrary to the governance of the Corporation in a manner consistent with his fiduciary duties to the Corporation and its shareholders.

6. Court Approval / Effective Date of Settlement. The settlement, and this Agreement, shall become final and binding upon the Parties only if it is approved by the Court in the Lawsuit. The effective date of the settlement and this Agreement (the “Effective Date”) shall be the date that the Final Approval Order shall be final and not subject to appeal pursuant to the Tennessee Rules of Civil Procedure and other applicable law. In the event the settlement is not approved by the Court, the settlement and this Agreement will be of no force and effect, and shall not be binding on any Party.

7. Plaintiffs’ Fees and Expenses. Within ninety (90) days of Court approval of this settlement or Court award of fees and expenses to Plaintiffs (whichever is later), the Corporation shall pay to Plaintiffs an amount of attorneys fees, expenses and other compensation (i) that has been agreed to by Plaintiffs, Defendants and the SLC; or, alternatively, (ii) that has been ordered by the Court. Pursuant to Section 2(B), such payment shall be part of the Litigation Costs to be borne in part by Defendant.

8. Dismissal of the Lawsuit With Prejudice. Pursuant to the terms of the Final Approval Order and the Joint Motion for Approval, the Lawsuit shall be dismissed with prejudice. The Parties acknowledge and agree that dismissal of the Lawsuit and the terms of this Agreement form good and sufficient consideration, and that none of the Parties is entitled to receive any money or additional consideration from any other party in connection with the Lawsuit other than as expressly provided in this Agreement.

9. Mutual Release. Upon the Effective Date of this Agreement and excluding causes of action that arise out of the breach of this Agreement, the Parties shall be deemed to have forever released and discharged each other and each of their related entities, predecessors, successors, affiliates, attorneys, guarantors, and past and present officers, directors, employees, agents, shareholders, members, and trustees (hereinafter the “Released Parties”) from any and all payments, damages, costs, fees, claims, counterclaims, demands, actions, causes of action, claims of appeal, obligations, penalties and losses, known or unknown, contingent or accrued, now existing or hereafter arising, which relate in any way to the issues alleged, or to compensation related issues that could have been alleged, in the Lawsuit This release does not and shall not apply to or operate to release any claims arising out of the Parties’ respective obligations in the Settlement Documents.

Settlement and Release Agreement	Page 5

10. Reliance on Own Judgment; Authority to Sign. The Parties to this Agreement agree that: (1) no promises or inducements have been made except as set forth herein; (2) they are competent and authorized to execute this Agreement; (3) they execute this Agreement knowingly and voluntarily and accept responsibility therefor; and (4) they have been represented by competent legal counsel of such party’s own choice with regard to this Agreement, or have otherwise had the opportunity to consult with a legal counsel of such party’s own choice, and that all Parties fully understand the same.

11. Binding Effect. This Agreement shall be binding upon and benefit the Parties and their respective heirs, executors, personal representatives, successors and assigns.

12. Counterparts and Execution by Facsimile / Scanned Image. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. Signatures by facsimile or scanned image shall be accepted as originals.

13. Entire Agreement. The Parties hereto acknowledge they have read this Agreement and freely and voluntarily agree to be bound by its terms. The Parties further agree that the Settlement Documents constitute the complete and the exclusive written expression of the terms of the entire settlement between the Parties and supersede all prior or contemporaneous proposals, oral or written, understandings, representations, conditions, warranties, covenants and all other communications between the Parties relating to the subject matter of the Settlement Documents.

14. Governing Law and Forum. This Agreement shall be construed and enforced in accordance with the laws of the State of Tennessee. The Parties hereby consent to the jurisdiction of the Knox County Circuit Court for the resolution of any and all claims or disputes arising out of the subject matter of this Agreement. The Parties irrevocably waive any right to bring or to remove any action arising or in any way connected to this Agreement to federal court.

15. Default by Defendant. In the event of any default by Defendant with respect to any term(s) of this Agreement, the Pledge Agreement, or the Option Rescission Agreement, the Corporation shall be entitled to recover all costs and reasonable attorney fees incurred in the enforcement of the Corporation’s rights in such agreements.

16. Amendments. This Agreement may only be amended by a writing signed by the Defendant and the Corporation, and written notice of such amendment shall be provided to Plaintiffs’ counsel of record in the Lawsuit and the SLC’s counsel of record.

17. Severability. In the event any provision of this Agreement shall be found to be unenforceable or invalid, such provision shall be severed from this Agreement and the of the Agreement shall remain fully valid and enforceable.

18. Construction. Each of the Parties to this Agreement represents that it has legal counsel representing it with respect to this Agreement. The Parties acknowledge and agree that each party has participated in the drafting of this Agreement and that the normal rules of construction to the effect that any ambiguities are to be resolved against the drafting party shall

Settlement and Release Agreement	Page 6

not apply to the interpretation of this Agreement. No inference in favor of, or against, any party shall be drawn by the fact that one party has drafted any portion hereof. The Parties also represent that they have had full opportunity to review the terms of this Agreement and have willingly consented to the terms set forth herein.

19. Waiver. Failure by either party to enforce any of its rights hereunder on any particular occasion shall not constitute a waiver of such rights on any subsequent occasion.

20. Actions Necessary to Complete Transaction. Each of the Parties hereby agrees to execute and deliver all such other documents or instruments and take any action as may be reasonably required in order to effectuate the transactions contemplated by this Agreement.

21. Tax Matters. Each of the Parties represents and declares that it has either received or has been afforded the opportunity to obtain its own professional tax advice. Each of the Parties shall be responsible for its own reporting to the tax authorities and shall be responsible for its own taxes that may arise as a result of this Agreement.

22. Notices. All notices, requests, demands or other communications required or permitted hereunder shall be given in writing and personally delivered or sent by certified or registered mail, return receipt requested, postage prepaid, or by a nationally recognized overnight courier service (e.g., Federal Express, UPS, etc.), to the Parties’ address set forth below:

If to Defendant:

Timothy C. Scott

Provectus Biopharmaceuticals, Inc.

7327 Oak Ridge Hwy

Knoxville, TN 37931

Telephone: (866) 594-5999

With a copy to:

David W. Bernstein

K&L Gates LLP

599 Lexington Avenue

New York, NY 10022

Telephone: (212) 536-4029

If to the Corporation:

Provectus Biopharmaceuticals, Inc.

Attn: Board of Directors

7327 Oak Ridge Hwy

Knoxville, TN 37931

Telephone: (866) 594-5999

Settlement and Release Agreement	Page 7

With a copy to:

Tonya Mitchem Grindon

Baker, Donelson, Bearman, Caldwell & Berkowitz, PC

211 Commerce Street, Suite 800

Nashville, TN 37201

Telephone: (615) 726-5607

If notice required pursuant to Section 16 regarding amendments to this Agreement, with copies to:

Plaintiffs’ Counsel of Record:

Al Holifield, Esq.

Holifield & Associates, PLLC

11907 Kingston Pike, Suite 201

Knoxville, TN 37934

Telephone: (865) 566-0115

Eduard Korsinsky, Esq.

Steven J. Purcell, Esq.

Levi & Korsinsky

30 Broad Street, 24th Floor

New York, NY 10004

Telephone: (212) 363-7500

The SLC’s Counsel of Record:

Robert J. Walker

John C. Hayworth

Charles Malone

Walker, Tipps & Malone PLC

2300 One Nashville Place

150 Fourth Avenue North

Nashville, TN 37219

Telephone: (615) 313-6000

Notice solely by e-mail shall not be acceptable although a courtesy copy by e-mail is highly recommended.

23. Continuing Obligations. All obligations of the Parties under this Agreement which are not fully performed as of the expiration or earlier termination of this Agreement shall survive the expiration or earlier termination of the underlying agreement.

24. Section Headings. Headings are used for convenience only and are not intended and shall not be used in interpreting any provisions of this Agreement.

Settlement and Release Agreement	Page 8

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year set forth below.

PROVECTUS BIOPHARMACEUTICALS, INC., f/k/a PROVECTUS PHARMACEUTICALS, INC.

By:	/s/ Jan E. Koe

Name:	Jan E. Koe
Its:	Chairman, Special Litigation Committee
Dated:	June 6, 2014

TIMOTHY C. SCOTT

/s/ Timothy C. Scott

Timothy C. Scott
Dated:

APPROVED AND CONSENTED TO:

PLAINTIFFS GLENN KLEBA AND DON B. DALE, DERIVATIVELY ON BEHALF OF PROVECTUS BIOPHARMACEUTICALS, INC.

/s/ Al Holifield

By:	Steven Purcell and Al Holifield, Counsel to Plaintiffs
Dated:	13 May 2014

Settlement and Release Agreement	Page 9

Exhibit A

STOCK PLEDGE AGREEMENT

Settlement and Release Agreement

STIPULATED SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Stipulated Settlement Agreement and Mutual Release (hereinafter “Agreement”) is made and entered into by and between Provectus Biopharmaceuticals, Inc., f/k/a Provectus Pharmaceuticals, Inc. (the “Corporation”) and H. Craig Dees (hereinafter “Defendant”), and is consented to and approved by Glenn Kleba and Don B. Dale, derivatively on behalf of the Corporation (the “Plaintiffs”) in Plaintiffs’ shareholder derivative lawsuit. Where appropriate, the Corporation, Defendant, and the Plaintiffs shall collectively be referred to as “the Parties.”

RECITALS

WHEREAS:

A. The Corporation is a Delaware corporation with its principal place of business at 7327 Oak Ridge Highway, Suite A, Knoxville, TN 37931.

B. On or about January 4, 2013, Plaintiff Glenn Kleba, acting by and through counsel, filed a case titled Glenn Kleba, derivatively on behalf of nominal defendant Provectus Pharmaceuticals, Inc., v. H. Craig Dees et al., Civil Action No. 03-1-13, in the Circuit Court for Knox County, Tennessee (the “Lawsuit”). Plaintiffs subsequently filed an Amended Complaint in the Lawsuit adding Don B. Dale as a party plaintiff.

C. On or about April 3, 2013, through a Consent Action By Directors of Provectus Pharmaceuticals, Inc. (“Consent Action”), the Corporation formed a Special Litigation Committee (the “SLC”) and charged the SLC, among other things, “to consider, investigate, review, and analyze the facts, allegations, and circumstances that are the subject of the Shareholder Derivative Lawsuit, as well as any additional facts, allegations, and circumstances that may be raised or put at issue in any related inquiry, investigation, or proceeding” and to “consider and determine whether or not the prosecution of any claims described or asserted in the Shareholder Derivative Lawsuit or any other claims related to the facts, allegations, and circumstances of the Shareholder Derivative Lawsuit is in the best interest of the Corporation and its shareholders, and what action the Corporation should take with respect thereto, including a determination of whether the maintenance of a derivative proceeding with respect to any such claims is or is not in the best interests of the Corporation.”

D. After thorough investigation and extensive deliberation, the SLC unanimously concluded that it was in the best interests of the Corporation and its stockholders to settle the Lawsuit on certain terms and conditions. Defendants agreed to compromise and settle the Lawsuit on such terms and conditions, and Plaintiffs approved and consented to the proposed settlement on such terms and conditions.

E. On or about March 6, 2014, the Parties filed with the Court a Joint Notice in the Lawsuit (the “Joint Notice”) providing notice that they had agreed to the terms, subject to additional definitive documentation, of a settlement evidenced by the execution of a Binding Settlement Term Sheet Agreement.

F. The Parties have agreed to settle the Lawsuit on the terms set forth in this Agreement, and in the associated Stock Pledge Agreement attached as Exhibit A and Option Rescission Agreement attached as Exhibit B (collectively, the “Settlement Documents”).

G. As set forth in Section 6 hereof, the settlement set forth herein and in the Settlement Documents is conditioned upon and subject to final approval of the Court in the Lawsuit, which approval shall be sought by joint motion of the Parties.

Settlement and Release Agreement

TERMS

1. No Admission of Liability. The Parties agree and acknowledge that this Agreement is intended as a compromise of matters involving disputed issues, and that nothing in this Agreement nor the negotiations for this Agreement (including all statements or communications related thereto) by the Parties or their attorneys may be considered an admission of liability or wrongdoing.

2. Cash Payments to the Corporation.

(A)	As Related to Prior Cash Bonus Compensation: Defendant agrees and obligates himself to pay to the Corporation TWO MILLION TWO HUNDRED FORTY THOUSAND DOLLARS AND NO/100 ($2,240,000.00) (the “Total Repayment Amount”), except that:

(1)	Subject to the satisfaction in full of the conditions set forth in Section 2(C) below and Section 2(A)(2), Defendant shall be entitled to a two-for-one (2:1) credit on the Total Repayment Amount such that his repayment obligation to the Corporation for the Total Repayment Amount shall instead be ONE MILLION ONE HUNDRED TWENTY THOUSAND DOLLARS AND NO/100 ($1,120,000.00) (the “Reduced Repayment Amount”).

(2)	To be entitled to the Reduced Repayment Amount instead of the Total Repayment Amount, Defendant must

(a)	make all payments of the Reduced Repayment Amount required in this Agreement timely and pursuant to the terms set forth in Section 2(C); and

(b)	remain employed by the Company until December 31, 2018, except that termination of Defendant’s employment prior to such date shall not affect Defendant’s right to the Reduced Repayment Amount if such termination is (i) a termination by the Corporation without “Cause” (or any substantively similar provisions as set forth in Defendant’s then-governing employment agreement with the Corporation); (ii) a resignation by Defendant “For Good Reason” (or any substantively similar provisions as set forth in Defendant’s then-governing employment agreement with the Corporation); or (iii) the result of Defendant’s death or disability.

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(B)	As Related to the Litigation Costs of the Shareholder Derivative Lawsuit:

(1)	Defendant shall also be obligated to pay TWENTY-FIVE PERCENT (25%) of the Litigation Costs incurred as a result of the Lawsuit. “Litigation Costs” shall be defined as (i) all fees and expenses of the SLC, including but not limited to the fees and expenses of the SLC’s counsel, PLUS (ii) the fees and expenses of the Corporation’s counsel, Baker Donelson Bearman Caldwell & Berkowitz, P.C., in connection with and directly related to the Shareholder Derivative Lawsuit, PLUS (iii) the fees and expenses of Plaintiffs, including but not limited to the fees and expenses of Plaintiffs’ counsel, MINUS (iv) any insurance proceeds offsetting or covering the foregoing costs. For the avoidance of doubt, the obligation to repay any portion of Litigation Costs is not entitled to any 2:1 credit.

(2)	No later than within thirty (30) days of the later of (a) Court approval of the settlement and (b) an agreement by the Parties and the other required defendants in the Lawsuit, or a decision of the Court, as to the amount of fees and expenses of Plaintiffs (including attorneys’ fees); the Parties, including the SLC, shall agree on a final Litigation Costs Settlement Statement which shall set forth the total Litigation Costs for purposes of this Agreement.

(C)	Terms of Cash Repayment. The “Cash Repayment Obligations” shall equal (i) the Reduced Repayment Amount (or the Total Repayment Amount if Defendant fails to satisfy the conditions set forth in Section 2(A) and this Section 2(C)) PLUS (ii) the Litigation Costs set forth above in Section 2(B).

(1)	Term / Annual Minimum:

(a)	The Cash Repayment Obligations shall be paid in full by Defendant within five (5) years from the date of this Agreement.

(b)	Defendant shall pay a minimum of $200,000.00 per year to the Corporation towards the Cash Repayment Obligations. Defendant authorizes and agrees that, so long as Defendant is employed by the Corporation, the Corporation shall retain from Defendant’s annual salary the sum of $200,000 per year to be applied toward the Cash Repayment Obligations, which amount shall be withheld from each salary payment on a pro rata basis in accordance with the Corporation’s payroll policies and procedures.

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(2)	Acceleration of Payment: All Cash Repayment Obligations outstanding under this Agreement shall become immediately due and payable by Defendant and shall bear an annual interest rate of ten percent (10%) or the maximum allowed by law, whichever is less, upon the occurrence of any one or more of the following: (a) Defendant materially breaches the terms of this Agreement and does not cure such breach within thirty (30) days after notice from the Company that failure to cure the breach will result in acceleration of all cash repayment obligations; or (b) Defendant’s employment with the Corporation is terminated prior to December 31, 2018 for any reason other than those set forth in Paragraph 2(a)(2)(b).

(3)	Security: Defendant agrees to grant the Corporation a first-priority security interest in ONE MILLION (1,000,000) shares of Corporation’s common stock beneficially owned by Defendant (the “Common Stock”) to serve as collateral for the Cash Repayment Obligations owing and due to Corporation pursuant to the terms and conditions set forth in the Stock Pledge Agreement, the form of which is attached hereto as Exhibit A.

(4)	Prepayment. Defendant shall be entitled to pay in full all Cash Repayment Obligations due and owing pursuant to this Agreement at any time prior to the expiration of the five-year period; provided, however, prepayment of such amounts shall not relieve Defendant of the obligations set forth in Section 2(A)(2) of this Agreement to remain employed by the Corporation until December 31, 2018. For purposes of clarification, even if Defendant has paid all Cash Repayment Obligations due hereunder prior to the expiration of the five-year period, in the event Defendant’s employment with the Corporation is terminated prior to December 31, 2018 for any reason other than those set forth in Paragraph 2(a)(2)(b), Defendant will owe the Corporation the Total Repayment Amount (minus any payments theretofore made by Defendant with regard to the Reduced Repayment Amount or the Total Repayment Amount).

3. Rescission of Certain Stock Options. Defendant agrees that the Corporation shall rescind FIFTY PERCENT (50%) of the Non-Qualified Stock Options granted to Defendant in both 2010 and 2011, pursuant to the Option Rescission Agreement, the form of which is attached hereto as Exhibit B. The Parties agree that the remaining Non-Qualified Stock Options, and all the Incentive Stock Options, granted to Defendant in 2010 and 2011 are valid and enforceable, according to their terms.

4. New or Restated Employment Agreement Between Defendant and the Corporation. Defendant agrees that, to the extent such has not already been completed in 2014, he will within ninety (90) days of the Effective Date of this Agreement enter into a new or restated employment agreement with the Corporation, which employment agreement shall be approved and adopted by the Compensation Committee of the Corporation’s Board of Directors acting with the advice and assistance of the Corporation’s legal counsel.

Settlement and Release Agreement	Page 4

5. Representations as to Corporate Governance. Defendant represents, warrants, and covenants as part of this settlement that he – in his individual capacity as an officer, director, and/or shareholder of the Corporation – will (a) take all actions necessary and proper for the Corporation to satisfy the SLC’s recommendations with respect to improvements in the corporate governance of the Corporation (as set forth in Exhibit C to this Agreement, and as approved by Plaintiffs) and (b) will not otherwise take any action contrary to the SLC’s recommendations or contrary to the governance of the Corporation in a manner consistent with his fiduciary duties to the Corporation and its shareholders.

6. Court Approval / Effective Date of Settlement. The settlement, and this Agreement, shall become final and binding upon the Parties only if it is approved by the Court in the Lawsuit. The effective date of the settlement and this Agreement (the “Effective Date”) shall be the date that the Final Approval Order shall be final and not subject to appeal pursuant to the Tennessee Rules of Civil Procedure and other applicable law. In the event the settlement is not approved by the Court, the settlement and this Agreement will be of no force and effect, and shall not be binding on any Party.

7. Plaintiffs’ Fees and Expenses. Within ninety (90) days of Court approval of this settlement or Court award of fees and expenses to Plaintiffs (whichever is later), the Corporation shall pay to Plaintiffs an amount of attorneys fees, expenses and other compensation (i) that has been agreed to by Plaintiffs, Defendants and the SLC; or, alternatively, (ii) that has been ordered by the Court. Pursuant to Section 2(B), such payment shall be part of the Litigation Costs to be borne in part by Defendant.

8. Dismissal of the Lawsuit With Prejudice. Pursuant to the terms of the Final Approval Order and the Joint Motion for Approval, the Lawsuit shall be dismissed with prejudice. The Parties acknowledge and agree that dismissal of the Lawsuit and the terms of this Agreement form good and sufficient consideration, and that none of the Parties is entitled to receive any money or additional consideration from any other party in connection with the Lawsuit other than as expressly provided in this Agreement.

9. Mutual Release. Upon the Effective Date of this Agreement and excluding causes of action that arise out of the breach of this Agreement, the Parties shall be deemed to have forever released and discharged each other and each of their related entities, predecessors, successors, affiliates, attorneys, guarantors, and past and present officers, directors, employees, agents, shareholders, members, and trustees (hereinafter the “Released Parties”) from any and all payments, damages, costs, fees, claims, counterclaims, demands, actions, causes of action, claims of appeal, obligations, penalties and losses, known or unknown, contingent or accrued, now existing or hereafter arising, which relate in any way to the issues alleged, or to compensation related issues that could have been alleged, in the Lawsuit. This release does not and shall not apply to or operate to release any claims arising out of the Parties’ respective obligations in the Settlement Documents.

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10. Reliance on Own Judgment; Authority to Sign. The Parties to this Agreement agree that: (1) no promises or inducements have been made except as set forth herein; (2) they are competent and authorized to execute this Agreement; (3) they execute this Agreement knowingly and voluntarily and accept responsibility therefor; and (4) they have been represented by competent legal counsel of such party’s own choice with regard to this Agreement, or have otherwise had the opportunity to consult with a legal counsel of such party’s own choice, and that all Parties fully understand the same.

11. Binding Effect. This Agreement shall be binding upon and benefit the Parties and their respective heirs, executors, personal representatives, successors and assigns.

12. Counterparts and Execution by Facsimile / Scanned Image. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. Signatures by facsimile or scanned image shall be accepted as originals.

13. Entire Agreement. The Parties hereto acknowledge they have read this Agreement and freely and voluntarily agree to be bound by its terms. The Parties further agree that the Settlement Documents constitute the complete and the exclusive written expression of the terms of the entire settlement between the Parties and supersede all prior or contemporaneous proposals, oral or written, understandings, representations, conditions, warranties, covenants and all other communications between the Parties relating to the subject matter of the Settlement Documents.

14. Governing Law and Forum. This Agreement shall be construed and enforced in accordance with the laws of the State of Tennessee. The Parties hereby consent to the jurisdiction of the Knox County Circuit Court for the resolution of any and all claims or disputes arising out of the subject matter of this Agreement. The Parties irrevocably waive any right to bring or to remove any action arising or in any way connected to this Agreement to federal court.

15. Default by Defendant. In the event of any default by Defendant with respect to any term(s) of this Agreement, the Pledge Agreement, or the Option Rescission Agreement, the Corporation shall be entitled to recover all costs and reasonable attorney fees incurred in the enforcement of the Corporation’s rights in such agreements.

16. Amendments. This Agreement may only be amended by a writing signed by the Defendant and the Corporation, and written notice of such amendment shall be provided to Plaintiffs’ counsel of record in the Lawsuit and the SLC’s counsel of record.

17. Severability. In the event any provision of this Agreement shall be found to be unenforceable or invalid, such provision shall be severed from this Agreement and the balance of the Agreement shall remain fully valid and enforceable.

18. Construction. Each of the Parties to this Agreement represents that it has legal counsel representing it with respect to this Agreement. The Parties acknowledge and agree that each party has participated in the drafting of this Agreement and that the normal rules of construction to the effect that any ambiguities are to be resolved against the drafting party shall

Settlement and Release Agreement	Page 6

not apply to the interpretation of this Agreement. No inference in favor of, or against, any party shall be drawn by the fact that one party has drafted any portion hereof. The Parties also represent that they have had full opportunity to review the terms of this Agreement and have willingly consented to the terms set forth herein.

19. Waiver. Failure by either party to enforce any of its rights hereunder on any particular occasion shall not constitute a waiver of such rights on any subsequent occasion.

20. Actions Necessary to Complete Transaction. Each of the Parties hereby agrees to execute and deliver all such other documents or instruments and take any action as may be reasonably required in order to effectuate the transactions contemplated by this Agreement.

21. Tax Matters. Each of the Parties represents and declares that it has either received or has been afforded the opportunity to obtain its own professional tax advice. Each of the Parties shall be responsible for its own reporting to the tax authorities and shall be responsible for its own taxes that may arise as a result of this Agreement.

22. Notices. All notices, requests, demands or other communications required or permitted hereunder shall be given in writing and personally delivered or sent by certified or registered mail, return receipt requested, postage prepaid, or by a nationally recognized overnight courier service (e.g., Federal Express, UPS, etc.), to the Parties’ address set forth below:

If to Defendant:

H. Craig Dees

Provectus Biopharmaceuticals, Inc.

7327 Oak Ridge Hwy

Knoxville, TN 37931

Telephone: (866) 594-5999

With a copy to:

David W. Bernstein

K&L Gates LLP

599 Lexington Avenue

New York, NY 10022

Telephone: (212) 536-4029

If to the Corporation:

Provectus Biopharmaceuticals, Inc.

Attn: Board of Directors

7327 Oak Ridge Hwy

Knoxville, TN 37931

Telephone: (866) 594-5999

Settlement and Release Agreement	Page 7

With a copy to:

Tonya Mitchem Grindon

Baker, Donelson, Bearman, Caldwell & Berkowitz, PC

211 Commerce Street, Suite 800

Nashville, TN 37201

Telephone: (615) 726-5607

If notice required pursuant to Section 16 regarding amendments to this Agreement, with copies to:

Plaintiffs’ Counsel of Record:

Al Holifield, Esq.

Holifield & Associates, PLLC

11907 Kingston Pike, Suite 201

Knoxville, TN 37934

Telephone: (865) 566-0115

Eduard Korsinsky, Esq.

Steven J. Purcell, Esq.

Levi & Korsinsky

30 Broad Street, 24th Floor

New York, NY 10004

Telephone: (212) 363-7500

The SLC’s Counsel of Record:

Robert J. Walker

John C. Hayworth

Charles Malone

Walker, Tipps & Malone PLC

2300 One Nashville Place

150 Fourth Avenue North

Nashville, TN 37219

Telephone: (615) 313-6000

Notice solely by e-mail shall not be acceptable although a courtesy copy by e-mail is highly recommended.

23. Continuing Obligations. All obligations of the Parties under this Agreement which are not fully performed as of the expiration or earlier termination of this Agreement shall survive the expiration or earlier termination of the underlying agreement.

24. Section Headings. Headings are used for convenience only and are not intended and shall not be used in interpreting any provisions of this Agreement.

Settlement and Release Agreement	Page 8

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year set forth below.

PROVECTUS BIOPHARMACEUTICALS, INC., f/k/a PROVECTUS PHARMACEUTICALS, INC.

By:	/s/ Jan E. Koe

Name:	Jan E. Koe
Its:	Chairman, Special Litigation Committee
Dated:	June 6, 2014

H. CRAIG DEES

/s/ H Craig Dees

H Craig Dees
Dated:

APPROVED AND CONSENTED TO:

PLAINTIFFS GLENN KLEBA AND DON B. DALE, DERIVATIVELY ON BEHALF OF PROVECTUS BIOPHARMACEUTICALS, INC.

/s/ Al Holifield

By:	Steven Purcell and Al Holifield, Counsel to Plaintiffs
Dated:	13 May 2014

Settlement and Release Agreement	Page 9

Exhibit A

STOCK PLEDGE AGREEMENT

Settlement and Release Agreement

STIPULATED SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Stipulated Settlement Agreement and Mutual Release (hereinafter “Agreement”) is made and entered into by and between Provectus Biopharmaceuticals, Inc., f/k/a Provectus Pharmaceuticals, Inc. (the “Corporation”) and Eric A. Wachter (hereinafter “Defendant”), and is consented to and approved by Glenn Kleba and Don B. Dale, derivatively on behalf of the Corporation (the “Plaintiffs”) in Plaintiffs’ shareholder derivative lawsuit. Where appropriate, the Corporation, Defendant, and the Plaintiffs shall collectively be referred to as “the Parties.”

RECITALS

WHEREAS:

A. The Corporation is a Delaware corporation with its principal place of business at 7327 Oak Ridge Highway, Suite A, Knoxville, TN 37931.

B. On or about January 4, 2013, Plaintiff Glenn Kleba, acting by and through counsel, filed a case titled Glenn Kleba, derivatively on behalf of nominal defendant Provectus Pharmaceuticals, Inc., v. H. Craig Dees et al., Civil Action No. 03-1-13, in the Circuit Court for Knox County, Tennessee (the “Lawsuit”). Plaintiffs subsequently filed an Amended Complaint in the Lawsuit adding Don B. Dale as a party plaintiff.

C. On or about April 3, 2013, through a Consent Action By Directors of Provectus Pharmaceuticals, Inc. (“Consent Action”), the Corporation formed a Special Litigation Committee (the “SLC”) and charged the SLC, among other things, “to consider, investigate, review, and analyze the facts, allegations, and circumstances that are the subject of the Shareholder Derivative Lawsuit, as well as any additional facts, allegations, and circumstances that may be raised or put at issue in any related inquiry, investigation, or proceeding” and to “consider and determine whether or not the prosecution of any claims described or asserted in the Shareholder Derivative Lawsuit or any other claims related to the facts, allegations, and circumstances of the Shareholder Derivative Lawsuit is in the best interest of the Corporation and its shareholders, and what action the Corporation should take with respect thereto, including a determination of whether the maintenance of a derivative proceeding with respect to any such claims is or is not in the best interests of the Corporation.”

D. After thorough investigation and extensive deliberation, the SLC unanimously concluded that it was in the best interests of the Corporation and its stockholders to settle the Lawsuit on certain terms and conditions. Defendants agreed to compromise and settle the Lawsuit on such terms and conditions, and Plaintiffs approved and consented to the proposed settlement on such terms and conditions.

E. On or about March 6, 2014, the Parties filed with the Court a Joint Notice in the Lawsuit (the “Joint Notice”) providing notice that they had agreed to the terms, subject to additional definitive documentation, of a settlement evidenced by the execution of a Binding Settlement Term Sheet Agreement.

F. The Parties have agreed to settle the Lawsuit on the terms set forth in this Agreement, and in the associated Stock Pledge Agreement attached as Exhibit A and Option Rescission Agreement attached as Exhibit B (collectively, the “Settlement Documents”).

G. As set forth in Section 6 hereof, the settlement set forth herein and in the Settlement Documents is conditioned upon and subject to final approval of the Court in the Lawsuit, which approval shall be sought by joint motion of the Parties.

Settlement and Release Agreement

TERMS

1. No Admission of Liability. The Parties agree and acknowledge that this Agreement is intended as a compromise of matters involving disputed issues, and that nothing in this Agreement nor the negotiations for this Agreement (including all statements or communications related thereto) by the Parties or their attorneys may be considered an admission of liability or wrongdoing.

2. Cash Payments to the Corporation.

(A)	As Related to Prior Cash Bonus Compensation: Defendant agrees and obligates himself to pay to the Corporation TWO MILLION TWO HUNDRED FORTY THOUSAND DOLLARS AND NO/100 ($2,240,000.00) (the “Total Repayment Amount”), except that:

(1)	Subject to the satisfaction in full of the conditions set forth in Section 2(C) below and Section 2(A)(2), Defendant shall be entitled to a two-for-one (2:1) credit on the Total Repayment Amount such that his repayment obligation to the Corporation for the Total Repayment Amount shall instead be ONE MILLION ONE HUNDRED TWENTY THOUSAND DOLLARS AND NO/100 ($1,120,000.00) (the “Reduced Repayment Amount”).

(2)	To be entitled to the Reduced Repayment Amount instead of the Total Repayment Amount, Defendant must

(a)	make all payments of the Reduced Repayment Amount required in this Agreement timely and pursuant to the terms set forth in Section 2(C); and

(b)	remain employed by the Company until December 31, 2018, except that termination of Defendant’s employment prior to such date shall not affect Defendant’s right to the Reduced Repayment Amount if such termination is (i) a termination by the Corporation without “Cause” (or any substantively similar provisions as set forth in Defendant’s then-governing employment agreement with the Corporation); (ii) a resignation by Defendant “For Good Reason” (or any substantively similar provisions as set forth in Defendant’s then-governing employment agreement with the Corporation); or (iii) the result of Defendant’s death or disability.

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(B)	As Related to the Litigation Costs of the Shareholder Derivative Lawsuit:

(1)	Defendant shall also be obligated to pay TWENTY-FIVE PERCENT (25%) of the Litigation Costs incurred as a result of the Lawsuit. “Litigation Costs” shall be defined as (i) all fees and expenses of the SLC, including but not limited to the fees and expenses of the SLC’s counsel, PLUS (ii) the fees and expenses of the Corporation’s counsel, Baker Donelson Bearman Caldwell & Berkowitz, P.C., in connection with and directly related to the Shareholder Derivative Lawsuit, PLUS (iii) the fees and expenses of Plaintiffs, including but not limited to the fees and expenses of Plaintiffs’ counsel, MINUS (iv) any insurance proceeds offsetting or covering the foregoing costs. For the avoidance of doubt, the obligation to repay any portion of Litigation Costs is not entitled to any 2:1 credit.

(2)	No later than within thirty (30) days of the later of (a) Court approval of the settlement and (b) an agreement by the Parties and the other required defendants in the Lawsuit, or a decision of the Court, as to the amount of fees and expenses of Plaintiffs (including attorneys’ fees); the Parties, including the SLC, shall agree on a final Litigation Costs Settlement Statement which shall set forth the total Litigation Costs for purposes of this Agreement.

(C)	Terms of Cash Repayment. The “Cash Repayment Obligations” shall equal (i) the Reduced Repayment Amount (or the Total Repayment Amount if Defendant fails to satisfy the conditions set forth in Section 2(A) and this Section 2(C)) PLUS (ii) the Litigation Costs set forth above in Section 2(B).

(1)	Term / Annual Minimum:

(a)	The Cash Repayment Obligations shall be paid in full by Defendant within five (5) years from the date of this Agreement.

(b)	Defendant shall pay a minimum of $200,000.00 per year to the Corporation towards the Cash Repayment Obligations. Defendant authorizes and agrees that, so long as Defendant is employed by the Corporation, the Corporation shall retain from Defendant’s annual salary the sum of $200,000 per year to be applied toward the Cash Repayment Obligations, which amount shall be withheld from each salary payment on a pro rata basis in accordance with the Corporation’s payroll policies and procedures.

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(2)	Acceleration of Payment: All Cash Repayment Obligations outstanding under this Agreement shall become immediately due and payable by Defendant and shall bear an annual interest rate of ten percent (10%) or the maximum allowed by law, whichever is less, upon the occurrence of any one or more of the following: (a) Defendant materially breaches the terms of this Agreement and does not cure such breach within thirty (30) days after notice from the Company that failure to cure the breach will result in acceleration of all cash repayment obligations; or (b) Defendant’s employment with the Corporation is terminated prior to December 31, 2018 for any reason other than those set forth in Paragraph 2(a)(2)(b).

(3)	Security: Defendant agrees to grant the Corporation a first-priority security interest in ONE MILLION (1,000,000) shares of Corporation’s common stock beneficially owned by Defendant (the “Common Stock”) to serve as collateral for the Cash Repayment Obligations owing and due to Corporation pursuant to the terms and conditions set forth in the Stock Pledge Agreement, the form of which is attached hereto as Exhibit A.

(4)	Prepayment. Defendant shall be entitled to pay in full all Cash Repayment Obligations due and owing pursuant to this Agreement at any time prior to the expiration of the five-year period; provided, however, prepayment of such amounts shall not relieve Defendant of the obligations set forth in Section 2(A)(2) of this Agreement to remain employed by the Corporation until December 31, 2018. For purposes of clarification, even if Defendant has paid all Cash Repayment Obligations due hereunder prior to the expiration of the five-year period, in the event Defendant’s employment with the Corporation is terminated prior to December 31, 2018 for any reason other than those set forth in Paragraph 2(a)(2)(b), Defendant will owe the Corporation the Total Repayment Amount (minus any payments theretofore made by Defendant with regard to the Reduced Repayment Amount or the Total Repayment Amount).

3. [This Section 3 intentionally left blank.]

4. New or Restated Employment Agreement Between Defendant and the Corporation. Defendant agrees that, to the extent such has not already been completed in 2014, he will within ninety (90) days of the Effective Date of this Agreement enter into a new or restated employment agreement with the Corporation, which employment agreement shall be approved and adopted by the Compensation Committee of the Corporation’s Board of Directors acting with the advice and assistance of the Corporation’s legal counsel.

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5. Representations as to Corporate Governance. Defendant represents, warrants, and covenants as part of this settlement that he – in his individual capacity as an officer, director, and/or shareholder of the Corporation – will (a) take all actions necessary and proper for the Corporation to satisfy the SLC’s recommendations with respect to improvements in the corporate governance of the Corporation (as set forth in Exhibit C to this Agreement, and as approved by Plaintiffs) and (b) will not otherwise take any action contrary to the SLC’s recommendations or contrary to the governance of the Corporation in a manner consistent with his fiduciary duties to the Corporation and its shareholders.

6. Court Approval / Effective Date of Settlement. The settlement, and this Agreement, shall become final and binding upon the Parties only if it is approved by the Court in the Lawsuit. The effective date of the settlement and this Agreement (the “Effective Date”) shall be the date that the Final Approval Order shall be final and not subject to appeal pursuant to the Tennessee Rules of Civil Procedure and other applicable law. In the event the settlement is not approved by the Court, the settlement and this Agreement will be of no force and effect, and shall not be binding on any Party.

7. Plaintiffs’ Fees and Expenses. Within ninety (90) days of Court approval of this settlement or Court award of fees and expenses to Plaintiffs (whichever is later), the Corporation shall pay to Plaintiffs an amount of attorneys fees, expenses and other compensation (i) that has been agreed to by Plaintiffs, Defendants and the SLC; or, alternatively, (ii) that has been ordered by the Court. Pursuant to Section 2(B), such payment shall be part of the Litigation Costs to be borne in part by Defendant.

8. Dismissal of the Lawsuit With Prejudice. Pursuant to the terms of the Final Approval Order and the Joint Motion for Approval, the Lawsuit shall be dismissed with prejudice. The Parties acknowledge and agree that dismissal of the Lawsuit and the terms of this Agreement form good and sufficient consideration, and that none of the Parties is entitled to receive any money or additional consideration from any other party in connection with the Lawsuit other than as expressly provided in this Agreement.

9. Mutual Release. Upon the Effective Date of this Agreement and excluding causes of action that arise out of the breach of this Agreement, the Parties shall be deemed to have forever released and discharged each other and each of their related entities, predecessors, successors, affiliates, attorneys, guarantors, and past and present officers, directors, employees, agents, shareholders, members, and trustees (hereinafter the “Released Parties”) from any and all payments, damages, costs, fees, claims, counterclaims, demands, actions, causes of action, claims of appeal, obligations, penalties and losses, known or unknown, contingent or accrued, now existing or hereafter arising, which relate in any way to the issues alleged, or to compensation related issues that could have been alleged, in the Lawsuit. This release does not and shall not apply to or operate to release any claims arising out of the Parties’ respective obligations in the Settlement Documents.

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10. Reliance on Own Judgment; Authority to Sign. The Parties to this Agreement agree that: (1) no promises or inducements have been made except as set forth herein; (2) they are competent and authorized to execute this Agreement; (3) they execute this Agreement knowingly and voluntarily and accept responsibility therefor; and (4) they have been represented by competent legal counsel of such party’s own choice with regard to this Agreement, or have otherwise had the opportunity to consult with a legal counsel of such party’s own choice, and that all Parties fully understand the same.

11. Binding Effect. This Agreement shall be binding upon and benefit the Parties and their respective heirs, executors, personal representatives, successors and assigns.

12. Counterparts and Execution by Facsimile / Scanned Image. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. Signatures by facsimile or scanned image shall be accepted as originals.

13. Entire Agreement. The Parties hereto acknowledge they have read this Agreement and freely and voluntarily agree to be bound by its terms. The Parties further agree that the Settlement Documents constitute the complete and the exclusive written expression of the terms of the entire settlement between the Parties and supersede all prior or contemporaneous proposals, oral or written, understandings, representations, conditions, warranties, covenants and all other communications between the Parties relating to the subject matter of the Settlement Documents.

14. Governing Law and Forum. This Agreement shall be construed and enforced in accordance with the laws of the State of Tennessee. The Parties hereby consent to the jurisdiction of the Knox County Circuit Court for the resolution of any and all claims or disputes arising out of the subject matter of this Agreement. The Parties irrevocably waive any right to bring or to remove any action arising or in any way connected to this Agreement to federal court.

15. Default by Defendant. In the event of any default by Defendant with respect to any term(s) of this Agreement, the Pledge Agreement, or the Option Rescission Agreement, the Corporation shall be entitled to recover all costs and reasonable attorney fees incurred in the enforcement of the Corporation’s rights in such agreements.

16. Amendments. This Agreement may only be amended by a writing signed by the Defendant and the Corporation, and written notice of such amendment shall be provided to Plaintiffs’ counsel of record in the Lawsuit and the SLC’s counsel of record.

17. Severability. In the event any provision of this Agreement shall be found to be unenforceable or invalid, such provision shall be severed from this Agreement and the balance of the Agreement shall remain fully valid and enforceable.

18. Construction. Each of the Parties to this Agreement represents that it has legal counsel representing it with respect to this Agreement. The Parties acknowledge and agree that each party has participated in the drafting of this Agreement and that the normal rules of construction to the effect that any ambiguities are to be resolved against the drafting party shall

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not apply to the interpretation of this Agreement. No inference in favor of, or against, any party shall be drawn by the fact that one party has drafted any portion hereof. The Parties also represent that they have had full opportunity to review the terms of this Agreement and have willingly consented to the terms set forth herein.

19. Waiver. Failure by either party to enforce any of its rights hereunder on any particular occasion shall not constitute a waiver of such rights on any subsequent occasion.

20. Actions Necessary to Complete Transaction. Each of the Parties hereby agrees to execute and deliver all such other documents or instruments and take any action as may be reasonably required in order to effectuate the transactions contemplated by this Agreement.

21. Tax Matters. Each of the Parties represents and declares that it has either received or has been afforded the opportunity to obtain its own professional tax advice. Each of the Parties shall be responsible for its own reporting to the tax authorities and shall be responsible for its own taxes that may arise as a result of this Agreement.

22. Notices. All notices, requests, demands or other communications required or permitted hereunder shall be given in writing and personally delivered or sent by certified or registered mail, return receipt requested, postage prepaid, or by a nationally recognized overnight courier service (e.g., Federal Express, UPS, etc.), to the Parties’ address set forth below:

If to Defendant:

Eric A. Wachter

Provectus Biopharmaceuticals, Inc.

7327 Oak Ridge Hwy

Knoxville, TN 37931

Telephone: (866) 594-5999

With a copy to:

David W. Bernstein

K&L Gates LLP

599 Lexington Avenue

New York, NY 10022

Telephone: (212) 536-4029

If to the Corporation:

Provectus Biopharmaceuticals, Inc.

Attn: Board of Directors

7327 Oak Ridge Hwy

Knoxville, TN 37931

Telephone: (866) 594-5999

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With a copy to:

Tonya Mitchem Grindon

Baker, Donelson, Bearman, Caldwell & Berkowitz, PC

211 Commerce Street, Suite 800

Nashville, TN 37201

Telephone: (615) 726-5607

If notice required pursuant to Section 16 regarding amendments to this Agreement, with copies to:

Plaintiffs’ Counsel of Record:

Al Holifield, Esq.

Holifield & Associates, PLLC

11907 Kingston Pike, Suite 201

Knoxville, TN 37934

Telephone: (865) 566-0115

Eduard Korsinsky, Esq.

Steven J. Purcell, Esq.

Levi & Korsinsky

30 Broad Street, 24th Floor

New York, NY 10004

Telephone: (212) 363-7500

The SLC’s Counsel of Record:

Robert J. Walker

John C. Hayworth

Charles Malone

Walker, Tipps & Malone PLC

2300 One Nashville Place

150 Fourth Avenue North

Nashville, TN 37219

Telephone: (615) 313-6000

Notice solely by e-mail shall not be acceptable although a courtesy copy by e-mail is highly recommended.

23. Continuing Obligations. All obligations of the Parties under this Agreement which are not fully performed as of the expiration or earlier termination of this Agreement shall survive the expiration or earlier termination of the underlying agreement.

24. Section Headings. Headings are used for convenience only and are not intended and shall not be used in interpreting any provisions of this Agreement.

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year set forth below.

PROVECTUS BIOPHARMACEUTICALS, INC., f/k/a PROVECTUS PHARMACEUTICALS, INC.

By:	/s/ Jan E. Koe

Name:	Jan E. Koe
Its:	Chairman, Special Litigation Committee
Dated:	June 6, 2014

ERIC A. WACHTER

/s/ Eric A. Wachter

Eric A. Wachter
Dated:	12 May 2014

APPROVED AND CONSENTED TO:

PLAINTIFFS GLENN KLEBA AND DON B. DALE, DERIVATIVELY ON BEHALF OF PROVECTUS BIOPHARMACEUTICALS, INC.

/s/ Al Holifield

By:	Steven Purcell and Al Holifield, Counsel to Plaintiffs
Dated:	13 May 2014

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Exhibit A

STOCK PLEDGE AGREEMENT

Settlement and Release Agreement